THE MONEY STORE TRUST, SERIES 1997-A
                           $800,000,000 (APPROXIMATE)

                               SUBJECT TO REVISION

                             COMPUTATIONAL MATERIALS

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy:

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication.. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449 - 3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


 TO MATURITY:
                                      Ratings                          Beg. Amort.            End Amort.
CLASS            AMOUNT             (MDY'S/S&P)           WAL          (MO./DATE)             (MO./DATE)
POOL I (FIXED RATE HOME EQUITY LOANS)
A-1              $94,300,000       Aaa/AAA                0.54       1/Apr.-97               12/Mar.-98
A-2              $63,100,000       Aaa/AAA                1.29       12/Mar.-98              20/Nov.-98
A-3              $75,800,000       Aaa/AAA                2.07       20/Nov.-98              31/Oct.-99
A-4              $61,100,000       Aaa/AAA                3.07       31/Oct.-99              45/Dec.-00
A-5              $31,100,000       Aaa/AAA                4.04       45/Dec.-00
54/Sept.-01
A-6              $45,000,000       Aaa/AAA                5.19       54/Sept.-01             74/May.-03
A-7              $30,600,000       Aaa/AAA                7.20       74/May.-03
103/Oct.-05
A-8              $32,000,000       Aaa/AAA               11.34       103/Oct.-05
204/Mar.-14
A-9              $37,000,000       Aaa/AAA                6.97       37/Apr.-00
203/Feb.-14

POOL II (ADJUSTABLE RATE HOME EQUITY LOANS)
A-10            $260,000,000       Aaa/AAA                1.95       1/Apr.-97
66/Sept.-02
A-11(1)          $60,000,000       Aaa/AAA                8.60       66/Sept.-02
211/Oct.-14

POOL III (MULTIFAMILY LOANS)
A-12             $10,000,000       Aaa/AAA                6.82       1/Apr.-97
335/Feb.-25

TO CALL:

POOL I (FIXED RATE HOME EQUITY LOANS)
A-1              $94,300,000       Aaa/AAA                0.54       1/Apr.-97               12/Mar.-98
A-2              $63,100,000       Aaa/AAA                1.29       12/Mar.-98              20/Nov.-98
A-3              $75,800,000       Aaa/AAA                2.07       20/Nov.-98              31/Oct.-99
A-4              $61,100,000       Aaa/AAA                3.07       31/Oct.-99              45/Dec.-00
A-5              $31,100,000       Aaa/AAA                4.04       45/Dec.-00
54/Sept.-01
A-6              $45,000,000       Aaa/AAA                5.19       54/Sept.-01             74/May.-03
A-7              $30,600,000       Aaa/AAA                7.19       74/May.-03
100/Jul.-05
A-8              $32,000,000       Aaa/AAA                8.29       100/Jul.-05
100/Jul.-05
A-9              $37,000,000       Aaa/AAA                6.44       37/Apr.-00
100/Jul.-05

POOL II (ADJUSTABLE RATE HOME EQUITY LOANS)
A-10            $260,000,000       Aaa/AAA                1.95       1/Apr.-97
66/Sept.-02
A-11(1)          $60,000,000       Aaa/AAA                7.40       66/Sept.-02
100/Jul.-05

POOL III (MULTIFAMILY LOANS)
A-12             $10,000,000       Aaa/AAA                4.94       1/Apr.-97
100/Jul.-05

(1)  Not offered by Merrill Lynch.

 MASTER
SERVICER:                      The Money Store Inc.

TRUSTEE:                       The Bank of New York

UNDERWRITER:                   Prudential Securities (Lead), Merrill Lynch
                               & Co. (Co.) Lehman Brothers (Co.) Bear
                               Stearns (Co.) and Salomon Brothers (Co.)
EXPECTED
PRICING:                       Week of March 17, 1997

EXPECETED
SETTLEMENT:                    Week of March 31, 1997

EXPECTED
CUT-OFF DATE:                  February 28,  1997

STATED FINAL
MATURITY:                      4/27 (Approximate)

INTEREST/
PRINCIPAL:                     The 15th day (or the next business day if 15th
                               is not a business day) of  each month
                               beginning 04/15/97.

SMMEA: Only Class A-10 and Class A-11 Certificates will be SMMEA eligible.

ERISA: Subject to the conditions set forth in the prospectus, it is believed that the Class A Certificates would generally be ERISA eligible. Prospective purchasers should consult their counsel.

TAX STATUS:                    On the Closing Date, a REMIC election will be
                   made with respect to certain assets of the
                                     Trust.

 COLLATERAL:                   POOL I:  Conventional fixed-rate home equity
                               loans secured by first or second liens on one- to four-family ("single family") residential properties, five and six-family residences, units in planned unit developments and units in condominium developments plus the Pre-
                               Funding Account allocated to Pool I.

                               POOL II: Conventional adjustable rate home equity loans secured by first liens on one- to four-family ("single family") residential properties, units in planned unit developments and units in condominium developments indexed to 1 Month LIBOR, 6 Month LIBOR, 1-Year CMT plus the Pre-Funding Account allocated to Pool II.

                               POOL III: Fixed rate Multifamily Loans secured by first liens on five or more unit residential and commercial properties, planned unit developments and condominiums.

CREDIT
ENHANCEMENT:                   Overcollateralization including Cross
                               Collateralization of all of the Pools, plus 100%
                               MBIA Guarantee of timely receipt of interest on the Class A Certificates and ultimate receipt of principal on the Class A Certificates.

CROSS
COLLATERAL-
IZATION: On any Payment Date on which the Overcollateralization for a Pool is less than the required Overcollateralization for such Pool, Excess Spread for such Pool plus the Excess Spread and Excess Principal from the other Pools, if any, will be used to make additional distributions of principal on the related Class of Class A Certificates until such Overcollateralization equals the related required Overcollateralization with respect to such Pool.

 PRE-FUNDING ACCOUNTS:

Original Pool I Pre-Funding Amount:  25% (approximate)
Original Pool II Pre-Funding Amount:  25% (approximate)
Original Pool III Pre-Funding Amount:  0% (approximate)

The Original Pool I & Pool II Pre-Funding Amounts will be reduced during the Funding Period by the amounts thereof used to purchase the related Subsequent Loans. Any amount remaining at the end of the Funding Period in the Pool I & Pool II Pre-Funding Accounts will be used to prepay principal to the Class A1-A11 Certificates (Those backed by Pool I & II).

INTEREST DISTRIBUTIONS:

POOL I FIXED RATE HEL CERTIFICATES (A-1 - A-9)

Interest due with respect to the Pool I Certificates, will be interest which has accrued on the related Certificate Principal Balance during the calendar month immediately preceding the month in which such Payment date occurs. Interest on the Pool I Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months.

POOL II ADJUSTABLE RATE HEL CERTIFICATES (A-10 - A-11)

Interest due with respect to the Adjustable Rate Certificates will be the interest that has accrued on the Pool II Certificate Principal Balance at the Class A-10 & Class A-11 Pass-Through Rate from the preceding Payment Date to and including the day prior to the current Payment Date. The Class A-10 and Class A-11 Certificates will settle with 16 and 0 days accrued interest, respectively, as of the Closing Date.

Calculations of interest on the Pool II Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a year of 360 days. The Class A-10 Pass Through Rate will be equal to the lesser of (i) One-Month LIBOR plus __% ,(ii) the Class A-10 Net Funds Cap, and (iii) 14%. The Class A-10 Net Funds Cap generally shall be equal to the weighted average of the Coupon Rates on the Pool II Loans less the Servicing Fee, the Contingency Fee, the Surety Premium Amount, Trustee Fee, and, after Month 12, a 0.50% carve out. On any date after the Clean Up Call Date the Class A-10 Net Margin will double.

The Class A-11 Pass Through Rate will be determined pursuant to an Auction Procedure. Merrill Lynch will not offer this bond.

 POOL III MULTIFAMILY CERTIFICATES (A-12)

Interest due with respect to the Pool III Certificates, will be interest which has accrued on the related Certificate Principal Balance during the calendar month immediately preceding the month in which such Payment date occurs. Interest on the Pool III Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months.

SERVICER CLEANUP CALL:

The Servicer, and in certain circumstances, the Insurer, will have the right to purchase all the Home Equity Loans and Multifamily Loans (collectively, the "Loans") on any Monthly Remittance Date when the aggregate principal balances of the Loans have declined to less than 10% of the sum of (i) the aggregate principal balances of the "Initial Loans" as of the Cut-Off Date and (ii) the original Pre-Funded Amount.

INSURER CLEANUP CALL:

On and after the date on which the Maximum Subordinated Amount is zero (the "Cross-Over Date") and on any Remittance Date when Loans with aggregate principal balances (as of the Cut- Off Date) equaling 25% or more of the sum of
(i) the Original Pool Principal Balance and (ii) the Original Pre-Funded Amount, if any, have become Liquidated Loans.

 EXPECTED POOL PRICING PREPAYMENT ASSUMPTIONS:

POOL I
The 100% pricing prepayment assumption for Pool I assumes a Home Equity Prepayment ("HEP") rate of 2.3% per annum of the then outstanding principal balance of the respective Home Equity Loans in the first month of the life of the Home Equity Loans and an additional 2.3% per annum in each month thereafter until the tenth month. Beginning in the tenth month and in each month thereafter during the life of the Home Equity Loans the pricing prepayment assumption assumes a conditional prepayment rate of 23% for Pool I per annum each month.

POOL II
Assumes a constant CPR of 25%.

POOL III
The 100% pricing prepayment assumption for Pool III assumes a conditional prepayment rate (CPR) of 2.0% per annum of the then outstanding principal balance of the Multifamily Loans in each month in the first forty eight months of the life of such Multifamily Loans. Beginning in the forty ninth month and in each month thereafter during the life of the Multifamily Loans the pricing prepayment assumption assumes a conditional prepayment rate of 10% per annum each month.

PREPAYMENT SCENARIOS:

                              SCENARIO 1         SCENARIO 2           SCENARIO3            SCENARIO 4          SCENARIO 5
                              ----------         ----------           ---------            ----------          ----------

Sub-Pool I                      0%                  75%               100%(2)                125%               150%
Sub-Pool II                     0%(1)               20%(1)             25% (1) (2)              30%(1)           35%(1)
Sub-Pool III                    0%                  75%               100%(2)                125%               150%

(1)   Constant CPR.
 (2)  Pricing Assumption.


 CLASS A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming [0] bps losses):

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-1 WAL (yrs.)                        3.84           0.65           0.54           0.47            0.43
Class A-1 Exp. Beg. Am.                        1             1               1             1                1
Class A-1 Exp. End. Am.                       95             15             12             11               9

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-2 WAL (yrs.)                       10.03           1.63           1.29           1.08            0.94
Class A-2 Exp. Beg. Am.                       95            15              12            11                9
Class A-2 Exp. End. Am.                      145             25             20             17              14

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-3 WAL (yrs.)                       13.83           2.68           2.07           1.69            1.43
Class A-3 Exp. Beg. Am.                      145            25              20            17               14
Class A-3 Exp. End. Am.                      177             41             31             25              22

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-4 WAL (yrs.)                       16.24           4.07           3.07           2.47            2.06
Class A-4 Exp. Beg. Am.                      177            41              31            25               22
Class A-4 Exp. End. Am.                      222             59             45             35              29

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-5 WAL (yrs.)                       19.49           5.39           4.04           3.19            2.63
Class A-5 Exp. Beg. Am.                      222            59              45            35               29
Class A-5 Exp. End. Am.                      246             72             54             42              35

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-6 WAL (yrs.)                       22.05           7.10           5.19           4.07            3.29
Class A-6 Exp. Beg. Am.                      246            72              54            42               35
Class A-6 Exp. End. Am.                      291            103             74             57              46

 (NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-7 WAL (yrs.)                       25.88           9.85           7.20           5.43            4.32
Class A-7 Exp. Beg. Am.                      291           103              74            57               46
Class A-7 Exp. End. Am.                      329            138            103             77              60

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-8 WAL (yrs.)                       28.64          14.45          11.34           8.86            6.83
Class A-8 Exp. Beg. Am.                      329           138             103            77               60
Class A-8 Exp. End. Am.                      358            250            204            172             143

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-9 WAL (yrs.)                       14.52           7.77           6.97           6.38            5.92
Class A-9 Exp. Beg. Am.                       37            37              37            37               37
Class A-9 Exp. End. Am.                      357            250            203            171             143

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-10 WAL (yrs.)                      19.47           2.49           1.95           1.59            1.32
Class A-10 Exp. Beg. Am.                       1             1               1             1                1
Class A-10 Exp. End. Am.                     337             85             66             54              45

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-11 WAL (yrs.)                      29.00          10.91           8.60           6.99            5.82
Class A-11 Exp. Beg. Am.                     337            85              66            54               45
Class A-11 Exp. End. Am.                     360            261            211            174             145

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-12 WAL (yrs.)                      14.61           7.82           6.82           6.08            5.51
Class A-12 Exp. Beg. Am.                       1             1               1             1                1
Class A-12 Exp. End. Am.                     341            338            335            328             317




 CLASS A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming [0] bps losses):

(10% CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-9 WAL (yrs.)                       14.51           7.37           6.44           5.67            4.98
Class A-9 Exp. Beg. Am.                       37             37             37             37              37
Class A-9 Exp. End. Am.                      340            128            100             81              67

(10% CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5
                                               -              -              -              -               -
Class A-12 WAL (yrs.)                      14.61           5.96           4.94           4.23            3.68
Class A-12 Exp. Beg. Am.                       1              1              1              1               1
Class A-12 Exp. End. Am.                     340            128            100             81              67

 FOR ADDITIONAL INFORMATION PLEASE CALL:

ASSET BACKED SECURITIES GROUP
Rod Hutter                          (212) 449-2659
David Steinberg                     (212) 449-1604
Michael Murphy                      (212) 449-0843
Scott Henderson                     (212) 449-3780

ABS/MBS TRADING
Craig Weakley                       (212) 449-3659
Terrence Mack                       (212) 449-3659
Scott Soltas                        (212) 449-5320
Vince Mora                          (212) 449-5320


                    THE MONEY STORE 1997-A - FIXED RATE LOANS

   Report Profile:  FIXED97A                                              SuperCrack Portfolio Summary
    P O O L T O T A L S           AVERAGE      GROSS COUPON -    - WTDAVG RMNG TERM      WTDAV
# LOANS       CURRENT BALANCE    CURRBAL  WTDAVG   MIN      MAX    STATD  CALCD   ORIG   L T V
   5,047    $   211,346,387    $  41,876  11.704  8.890    17.990  251.6          253.8
   STATE REPORT             LOANS     CURRENT BAL  %POOL     GRADE                    LOANS     CURRENT BAL  %POOL
   AZ                          95       3,427,247   1.62     A                          896      39,331,517  18.61
   CA                         271      14,623,921   6.92     A-                       1,446      64,338,219  30.44
   CO                         106       4,243,897   2.01     B                        1,066      41,963,984  19.86
   CT                          46       1,946,775   0.92     B+                         812      35,111,380  16.61
   DC                          11         724,422   0.34     B-                         574      22,167,291  10.49
   DE                          36       1,583,652   0.75     C                          205       6,693,052   3.17
   FL                         252       9,852,837   4.66     C+                          39       1,446,881   0.68
   GA                         127       4,379,788   2.07     C-                           9         294,064   0.14
   IA                          32         827,065   0.39
   ID                          81       3,322,887   1.57
   IL                         257      11,777,185   5.57     OCCUPANCY STATUS         LOANS     CURRENT BAL  %POOL
   IN                         243       9,373,667   4.44
   KS                          74       2,588,901   1.22     INVESTOR                     263      12,034,785   5.69
   KY                          83       3,172,225   1.50     OWNER OCCUPIED             4,748     197,959,743  93.67
   LA                          15       1,049,743   0.50     SECOND HOME                   36       1,351,860   0.64
   MA                          68       3,817,604   1.81
   MD                          86       3,153,284   1.49
   ME                          57       2,103,045   1.00     PROPERTY TYPE            LOANS     CURRENT BAL  %POOL
   MI                         269       9,361,581   4.43
   MN                          73       2,620,115   1.24     SINGLE FAMILY DETACHED     4,440     182,950,929  86.56
   MO                         203       6,850,005   3.24     SINGLE FAMILY ATTACHED        62       2,607,396   1.23
   MS                          41       1,329,224   0.63     2 FAMILY                     194       8,906,511   4.21
   MT                           1          15,750   0.01     TOWNHOUSE                     26         835,823   0.40
   NC                         188      10,220,937   4.84     PUD                            8         438,998   0.21
   ND                           5         104,993   0.05     3 TO 4 FAMILY                 71       4,988,331   2.36
   NE                          25         789,430   0.37     UNKNOWN                      246      10,618,399   5.02
   NH                          29         960,362   0.45
   NJ                         257      14,491,561   6.86
   NM                          91       4,288,617   2.03     LOANPURP                 LOANS     CURRENT BAL  %POOL
   NV                          53       2,537,384   1.20
   NY                         309      15,079,566   7.14     CASHOUT                      903      23,234,017  10.99
   OH                         288      11,320,984   5.36     CONSTRUCTION                   1          19,000   0.01
   OK                          57       1,638,804   0.78     DEBT CONSOLIDATION         1,744      46,562,119  22.03
   OR                          74       3,564,909   1.69     HOME IMPROVEMENT               4          88,560   0.04
   PA                         330      11,843,028   5.60     PURCHASE                     198      16,140,707   7.64
   RI                          26         942,141   0.45     REFINACE                   2,197     125,301,983  59.29
   SC                         135       6,284,721   2.97
   SD                           6         196,270   0.09
   TN                         104       3,397,282   1.61     DOCUMENTATION TYPE       LOANS     CURRENT BAL  %POOL
   TX                          56       2,645,340   1.25
   UT                          71       2,646,708   1.25     FULL DOCS                  5,047     211,346,387 100.00
   VA                          53       1,752,743   0.83
   VT                          10         412,569   0.20
   WA                         264      11,163,306   5.28     PMI                      LOANS     CURRENT BAL  %POOL
   WI                          79       2,644,762   1.25
   WV                           1          39,660   0.02     00                       5,047     211,346,387 100.00     85
   WY                           9         235,490   0.11                                                               15

   Active Filter:  NONE

AMOUNT FINACED           LOANS     CURRENT BAL  %POOL
       0.01-   25000.00  1,881      31,046,769  14.69
   25000.01-   50000.00  1,811      65,231,132  30.86
   50000.01-   75000.00    746      45,203,985  21.39
   75000.01-  100000.00    313      27,004,035  12.78
  100000.01-  150000.00    209      24,924,554  11.79
  150000.01-  200000.00     50       8,642,428   4.09
  200000.01-  250000.00     26       5,817,918   2.75
  250000.01-  300000.00      5       1,332,192   0.63
  300000.01-  350000.00      4       1,330,325   0.63
  350000.01-  400000.00      1         358,050   0.17
  450000.01-  500000.00      1         455,000   0.22

ORIGINAL TERM            LOANS     CURRENT BAL  %POOL

         25-         36      6         106,686   0.05
         37-         48      7         108,580   0.05
         49-         60    216       2,604,784   1.23
         61-         72     27         412,836   0.20
         73-         84     74       1,306,516   0.62
         85-         96     18         362,029   0.17
         97-        108      4          85,714   0.04
        109-        120    749      15,044,488   7.12
        121-        132      4         148,769   0.07
        133-        144     14         347,815   0.16
        145-        156      2          50,000   0.02
        169-        180  2,127      83,291,340  39.41
        193-        204      1          30,000   0.01
        205-        216      1          31,000   0.01
        229-        240    326      13,791,030   6.53
        241-        252      1          20,255   0.01
        253-        264      1          78,432   0.04
        289-        300    242       9,992,429   4.73
        349-        360  1,227      83,533,684  39.52
WTD AVERAGE:        254


LIEN POSITION            LOANS     CURRENT BAL  %POOL

          1              2,985     159,582,912  75.51
          2              2,062      51,763,475  24.49


BALLOON INDICATOR        LOANS     CURRENT BAL  %POOL

NON-BALLOON                4,736     187,775,137  88.
BALLON LOANS                 311      23,571,250  11.

                              Requested by:     V0.32

                                                                 THE MONEY STORE 1997-A  - FIXED RATE LOANS
                                                                Report Profile:  FIXED97A
                                                                 SuperCrack Portfolio Summary

    P O O L T O T A L S        AVERAGE       - - GROSS COUPON - -        - WTD AVG RMNG TERM    WTDAV
   # LOANS   CURRENT BALANCE   CURRBAL        WTDAVG    MIN      MAX     STATD   CALCD   ORIG    L T V
   5,047    $ 211,346,387    $  41,876       11.704     8.890    17.990   251.6         253.8
   AMTORTIZATION TERM       LOANS     CURRENT BAL  %POOL     RATE REPORT              LOANS     CURRENT BAL  %POOL

            25-         36      6         106,686   0.05            8.51-       9.00     20       1,736,496   0.82
            37-         48      7         108,580   0.05            9.01-       9.50     52       4,512,500   2.14
            49-         60    216       2,604,784   1.23            9.51-      10.00    208      15,813,351   7.48
            61-         72     27         412,836   0.20           10.01-      10.50    273      17,603,897   8.33
            73-         84     74       1,306,516   0.62           10.51-      11.00    733      42,262,339  20.00
            85-         96     18         362,029   0.17           11.01-      11.50    536      23,984,632  11.35
            97-        108      4          85,714   0.04           11.51-      12.00    851      32,627,320  15.44
           109-        120    749      15,044,488   7.12           12.01-      12.50    628      21,251,775  10.06
           121-        132      4         148,769   0.07           12.51-      13.00    570      19,362,496   9.16
           133-        144     14         347,815   0.16           13.01-      13.50    476      13,401,576   6.34
           145-        156      2          50,000   0.02           13.51-      14.00    389      10,660,207   5.04
           169-        180  1,816      59,720,091  28.26           14.01-      14.50    142       3,475,794   1.64
           193-        204      1          30,000   0.01           14.51-      15.00    122       3,261,832   1.54
           205-        216      1          31,000   0.01           15.01-      15.50     21         694,955   0.33
           229-        240    327      13,826,416   6.54           15.51-      16.00     13         419,333   0.20
           241-        252      1          20,255   0.01           16.51-      17.00     11         259,120   0.12
           253-        264      1          78,432   0.04           17.51-      18.00      2          18,763   0.01
           289-        300    242       9,992,429   4.73     WTD AVERAGE:      11.70
           349-        360  1,537     107,069,549  50.66
   WTD AVERAGE:        274                                                                                              %POOL
                                                             FICO SCORE               LOANS     CURRENT BAL  %POOL

   COMBINED LOAN TO VALUE   LOANS     CURRENT BAL  %POOL                *          1    725      35,220,531  16.66
                                                                     401-        450      9         275,450   0.13
          0.01-      10.00     14         183,290   0.09             451-        500    194       7,851,875   3.72
         10.01-      20.00     77       1,317,832   0.62             501-        550    845      33,389,717  15.80
         20.01-      30.00    143       3,540,533   1.68             551-        600  1,070      43,874,376  20.76
         30.01-      40.00    187       5,884,813   2.78             601-        650  1,065      45,836,941  21.69
         40.01-      50.00    260       8,749,756   4.14             651-        700    772      31,401,568  14.86
         50.01-      60.00    362      13,598,524   6.43             701-        750    268      10,222,502   4.84
         60.01-      70.00    908      38,551,219  18.24             751-        800     96       3,174,746   1.50
         70.01-      75.00    587      27,416,247  12.97             801-        850      3          98,681   0.05
         75.01-      80.00  1,497      69,066,746  32.68     WTD AVERAGE:        605 for > 0:   176,125,856  83.34
         80.01-      85.00    441      18,893,096   8.94
         85.01-      90.00    494      21,557,144  10.20
         90.01-      95.00     69       2,103,924   1.00     DEBT TO INCOME RATIO     LOANS     CURRENT BAL  %POOL
         95.01-     100.00      8         483,263   0.23
   WTD AVERAGE:      72.16                                          0.01-      10.00     34       1,059,360   0.50
                                                                   10.01-      20.00    523      16,672,610   7.89
                                                                   20.01-      30.00  1,289      48,669,802  23.03
   STEP LOANS               LOANS     CURRENT BAL  %POOL           30.01-      40.00  1,571      64,599,710  30.57
                                                                   40.01-      50.00  1,345      65,456,912  30.97
   NOT STEP LOANS             4,869     205,261,159  97.12         50.01-      60.00    265      13,879,565   6.57
   FIXED STEP                   178       6,085,228   2.88         60.01-      70.00     18         860,850   0.41
                                                                   70.01-      80.00      1          67,578   0.03
                                                                   80.01-      90.00      1          80,000   0.04
                                                             WTD AVERAGE:      35.62

   Active Filter:  NONE

CURRENT BALANCE          LOANS     CURRENT BAL  %POOL


       0.01-   10000.00    265       2,107,688   1.00
   10000.01-   20000.00  1,087      16,862,721   7.98
   20000.01-   30000.00  1,049      26,354,816  12.47
   30000.01-   40000.00    760      26,875,018  12.72
   40000.01-   50000.00    535      24,218,658  11.46
   50000.01-   60000.00    402      22,215,586  10.51
   60000.01-   70000.00    251      16,354,367   7.74
   70000.01-   80000.00    183      13,777,554   6.52
   80000.01-   90000.00    114       9,694,579   4.59
   90000.01-  100000.00    106      10,120,681   4.79
  100000.01-  150000.00    208      24,828,804  11.75
  150000.01-  200000.00     50       8,642,428   4.09
  200000.01-  250000.00     26       5,817,918   2.75
  250000.01-  300000.00      5       1,332,192   0.63
  300000.01-  350000.00      4       1,330,325   0.63
  350000.01-  400000.00      1         358,050   0.17
  450000.01-  500000.00      1         455,000   0.22


      STDRTM                   LOANS     CURRENT BAL

         13-         24      4          18,107   0.01
         25-         36     13         168,194   0.08
         37-         48      7         108,580   0.05
         49-         60    218       2,623,578   1.24
         61-         72     29         439,220   0.21
         73-         84     80       1,506,823   0.71
         85-         96     61       1,698,274   0.80
         97-        108      7         127,064   0.06
        109-        120    735      14,923,523   7.06
        121-        132      4         148,769   0.07
        133-        144     12         329,021   0.16
        145-        156      2          50,000   0.02
        157-        168     11         441,611   0.21
        169-        180  2,065      81,286,793  38.46
        193-        204      1          30,000   0.01
        205-        216      1          31,000   0.01
        229-        240    326      13,791,030   6.53
        241-        252      1          20,255   0.01
        253-        264      1          78,432   0.04
        277-        288      1          24,021   0.01
        289-        300    241       9,968,408   4.72
        325-        336      1          98,758   0.05
        337-        348      3         273,693   0.13
        349-        360  1,223      83,161,233  39.35
WTD AVERAGE:        252


                              Requested by:     V0.32

                                                               THE MONEY STORE 1997-A  - ADJUSTABLE RATE LOANS
                                                               SuperCrack Portfolio Summary
   -P O O L T O T A L S        AVERAGE  - GROSS COUPON - -RMNG TRM     WTDAV - - M A R G I N -   -
   # LOANS    CURRENT BALANCE  CURRBAL    WTDAVG  MIN   MAX     STATD  ORIG  LTV  WTDAV  MIN    MAX
     2,408   $ 189,732,023    $ 78,792    9.841   7.125 14.840  358.2  359.8      5.712  0.000  10.000
   STATE REPORT             LOANS     CURRENT BAL  %POOL     GRADE                    LOANS     CURRENT BAL  %POOL

   AZ                          33       2,672,253   1.41     A                          257      22,317,933  11.76
   CA                         129      15,202,934   8.01     A-                         438      40,996,946  21.61
   CO                          71       6,270,446   3.30     B                          679      50,720,122  26.73
   CT                          37       3,099,916   1.63     B+                         425      35,020,550  18.46
   DC                          14       1,140,740   0.60     B-                         398      28,556,228  15.05
   DE                          10         910,498   0.48     C                          174       9,852,436   5.19
   FL                          89       6,662,981   3.51     C+                          31       1,902,029   1.00
   GA                          49       3,875,715   2.04     C-                           6         365,781   0.19
   IA                          10         541,464   0.29
   ID                          56       3,708,878   1.95
   IL                         222      18,405,175   9.70     OCCUPANCY STATUS         LOANS     CURRENT BAL  %POOL
   IN                          64       3,983,766   2.10
   KS                          35       1,906,621   1.00     INVESTOR                     106       7,187,119   3.79
   KY                          45       2,860,915   1.51     OWNER OCCUPIED             2,281     180,659,997  95.22
   LA                           1          72,250   0.04     SECOND HOME                   21       1,884,907   0.99
   MA                          83       9,173,988   4.84
   MD                          40       3,505,612   1.85
   ME                          52       3,367,059   1.77     PROPERTY TYPE            LOANS     CURRENT BAL  %POOL
   MI                         238      15,918,056   8.39
   MN                          43       3,155,310   1.66     SINGLE FAMILY DETACHED     2,131     168,289,077  88.70
   MO                          71       4,243,897   2.24     SINGLE FAMILY ATTACHED        36       2,368,313   1.25
   MS                           1          67,574   0.04     2 FAMILY                     109       9,184,442   4.84
   MT                           3         223,624   0.12     TOWNHOUSE                     14       1,214,880   0.64
   NC                          46       2,918,752   1.54     PUD                           13       1,338,525   0.71
   ND                           4         162,253   0.09     3 TO 4 FAMILY                 40       3,416,012   1.80
   NE                           4         170,071   0.09     UNKNOWN                       65       3,920,774   2.07
   NH                          20       1,754,874   0.92
   NJ                          84       8,195,011   4.32
   NM                          21       1,580,969   0.83     LOANPURP                 LOANS     CURRENT BAL  %POOL
   NV                          12       1,002,018   0.53
   NY                         103       7,949,868   4.19     CASHOUT                      178       9,680,149   5.10
   OH                         165      11,272,478   5.94     DEBT CONSOLIDATION           167       8,653,349   4.56
   OK                           4         242,876   0.13     HOME IMPROVEMENT               2         113,932   0.06
   OR                          47       3,963,380   2.09     PURCHASE                     203      21,772,233  11.48
   PA                         157      10,840,891   5.71     REFINACE                   1,858     149,512,360  78.80
   RI                          22       2,091,342   1.10
   SC                          31       2,155,593   1.14
   SD                           3         187,761   0.10     DOCUMENTATION TYPE       LOANS     CURRENT BAL  %POOL
   TN                          21       1,590,623   0.84
   TX                          12         810,367   0.43     FULL DOCS                  2,408     189,732,023 100.00
   UT                          44       4,198,806   2.21
   VA                          31       2,772,497   1.46
   VT                           5         391,662   0.21     ORIGINAL TERM            LOANS     CURRENT BAL  %POOL
   WA                          99       8,707,207   4.59
   WI                          74       5,519,609   2.91             169-        180      4         231,270   0.12
   WV                           1          73,500   0.04             349-        360  2,404     189,500,753  99.88
   WY                           2         209,945   0.11     WTD AVERAGE:        360

   Active Filter:  NONE

L I F E C A P - -  - L I F E F L O O R -
WTDAVG  MIN    MAX     % 0    WTDAVG  MIN    MAX %0
15.918  11.750 20.840  100    9.640   4.000  14.840  100
AMOUNT FINACED           LOANS     CURRENT BAL  %POOL
      0.01-   25000.00     52       1,100,982   0.58
  25000.01-   50000.00    650      25,708,325  13.55
  50000.01-   75000.00    713      44,095,563  23.24
  75000.01-  100000.00    467      40,508,043  21.35
 100000.01-  150000.00    351      41,650,202  21.95
 150000.01-  200000.00    104      17,830,524   9.40
 200000.01-  250000.00     40       9,023,706   4.76
 250000.01-  300000.00     15       4,047,765   2.13
 300000.01-  350000.00      9       2,880,054   1.52
 350000.01-  400000.00      1         353,786   0.19
 400000.01-  450000.00      6       2,533,073   1.34


 AMTORTIZATION TERM       LOANS     CURRENT BAL  %POOL

       169-        180      4         231,270   0.12
       349-        360  2,404     189,500,753  99.88
 WTD AVERAGE:        360


 COMBINED LOAN TO VALUE   LOANS     CURRENT BAL  %POOL

     10.01-      20.00      4         132,404   0.07
     20.01-      30.00     36       1,425,146   0.75
     30.01-      40.00     50       2,470,858   1.30
     40.01-      50.00     87       5,020,523   2.65
     50.01-      60.00    171      10,802,574   5.69
     60.01-      70.00    518      37,161,526  19.59
     70.01-      75.00    399      33,289,414  17.55
     75.01-      80.00    907      79,247,799  41.77
     80.01-      85.00    219      17,591,871   9.27
     85.01-      90.00     10       1,554,079   0.82
     90.01-      95.00      5         756,728   0.40
     95.01-     100.00      2         279,101   0.15
 WTD AVERAGE:      73.03


 PMI                      LOANS     CURRENT BAL  %POOL

 00                       2,408     189,732,023 100.00


 LIEN POSITION            LOANS     CURRENT BAL  %POOL

         1              2,408     189,732,023 100.00
                             Requested by:     V0.32

                                                               THE MONEY STORE 1997-A  - ADJUSTABLE RATE LOANS
                                                                SuperCrack Portfolio Summary
   -P O O L T O T A L S      AVERAGE      - - GROSS COUPON - -       -RMNG TRM-      WTDAV     - - M A R G I N -
  # LOANS    CURRENT BALANCE CURRBAL    WTDAVG   MIN  MAX            STATD ORIG      L T V           WTDAV   MIN     MAX
     2,408  $   189,732,023     $    78,792      9.841   7.125  14.840     358.2  359.8               5.712  0.000  10.000
   RATE REPORT              LOANS     CURRENT BAL  %POOL     DEBT TO INCOME RATIO     LOANS     CURRENT BAL  %POOL

          7.01-       7.50      1          74,910   0.04            0.01-      10.00     10         471,302   0.25
          7.51-       8.00     24       3,977,121   2.10           10.01-      20.00    272      15,446,616   8.14
          8.01-       8.50    178      15,874,840   8.37           20.01-      30.00    608      41,536,557  21.89
          8.51-       9.00    401      32,893,840  17.34           30.01-      40.00    743      61,078,422  32.19
          9.01-       9.50    401      32,431,641  17.09           40.01-      50.00    626      57,084,513  30.09
          9.51-      10.00    423      34,778,078  18.33           50.01-      60.00    139      13,458,197   7.09
         10.01-      10.50    365      26,577,294  14.01           60.01-      70.00      8         537,513   0.28
         10.51-      11.00    259      19,454,688  10.25           70.01-      80.00      2         118,903   0.06
         11.01-      11.50    143       9,977,744   5.26     WTD AVERAGE:      35.93
         11.51-      12.00    115       8,023,703   4.23
         12.01-      12.50     48       2,993,878   1.58
         12.51-      13.00     27       1,480,161   0.78     CURRENT BALANCE          LOANS     CURRENT BAL  %POOL
         13.01-      13.50     10         598,691   0.32
         13.51-      14.00     11         518,569   0.27            0.01-   10000.00      1           9,997   0.01
         14.51-      15.00      2          76,866   0.04        10000.01-   20000.00     15         240,736   0.13
   WTD AVERAGE:       9.84                                      20000.01-   30000.00    112       2,990,512   1.58
                                                                30000.01-   40000.00    242       8,529,004   4.50
                                                                40000.01-   50000.00    334      15,134,404   7.98
   FICO SCORE               LOANS     CURRENT BAL  %POOL        50000.01-   60000.00    323      17,832,922   9.40
                                                                60000.01-   70000.00    281      18,359,892   9.68
              *          1    343      25,539,658  13.46        70000.01-   80000.00    228      17,225,485   9.08
           101-        150      1         101,171   0.05        80000.01-   90000.00    192      16,417,549   8.65
           351-        400      1          35,954   0.02        90000.01-  100000.00    155      14,771,329   7.79
           401-        450      3         348,843   0.18       100000.01-  150000.00    352      41,849,275  22.06
           451-        500    123       8,878,314   4.68       150000.01-  200000.00    102      17,532,534   9.24
           501-        550    563      41,271,336  21.75       200000.01-  250000.00     40       9,023,706   4.76
           551-        600    579      45,546,363  24.01       250000.01-  300000.00     15       4,047,765   2.13
           601-        650    453      40,314,242  21.25       300000.01-  350000.00      9       2,880,054   1.52
           651-        700    234      18,683,247   9.85       350000.01-  400000.00      1         353,786   0.19
           701-        750     85       7,260,269   3.83       400000.01-  450000.00      6       2,533,073   1.34
           751-        800     22       1,693,128   0.89
           801-        850      1          59,500   0.03
   WTD AVERAGE:        590 for *0:   164,192,366  86.54     STDRTM                   LOANS     CURRENT BAL  %POOL

                                                                     169-        180      4         231,270   0.12
   BALLOON INDICATOR        LOANS     CURRENT BAL  %POOL             325-        336      4         337,461   0.18
                                                                     337-        348      1          31,616   0.02
   NON-BALLOON                2,408     189,732,023 100.00           349-        360  2,399     189,131,676  99.68
                                                             WTD AVERAGE:        358

   STEP LOANS               LOANS     CURRENT BAL  %POOL
                                                             PERIODIC CAP REPORT      LOANS     CURRENT BAL  %POOL
   NOT STEP LOANS             2,408     189,732,023 100.00
                                                                   1.000              2,254     174,792,835  92.13
                                                                   1.500                 64       6,491,469   3.42
                                                                   2.000                 84       7,872,707   4.15
                                                                   3.000                  6         575,013   0.30

   Active Filter:  NONE

 - L I F E C A P - -  L I F E F L O O R -
WTDAVG  MIN     MAX     %0     WTDAVG  MIN   MAX    %0
15.918  11.750  20.840  100    9.640   4.000 14.840 100
MARGIN REPORT            LOANS     CURRENT BAL  %POOL
 *       0.01      4         251,747   0.13
3.01-       3.25      1          29,492   0.02
3.76-       4.00      3         273,493   0.14
4.01-       4.25      1          74,910   0.04
4.26-       4.50      4         479,155   0.25
4.51-       4.75      7         792,808   0.42
4.76-       5.00    238      19,428,912  10.24
5.01-       5.25    504      40,418,588  21.30
5.26-       5.50    579      44,727,881  23.57
5.51-       5.75    296      21,901,606  11.54
5.76-       6.00    258      18,683,848   9.85
6.01-       6.25    103       8,882,633   4.68
6.26-       6.50    138      13,002,161   6.85
6.51-       6.75     83       6,928,258   3.65
6.76-       7.00     51       4,318,373   2.28
7.01-       7.25     37       2,653,740   1.40
7.26-       7.50     34       2,736,486   1.44
7.51-       7.75     19       1,267,956   0.67
7.76-       8.00     11         706,252   0.37
8.01-       8.25     11         642,088   0.34
8.26-       8.50      8         490,828   0.26
8.51-       8.75      5         285,749   0.15
8.76-       9.00      3         130,124   0.07
9.01-       9.25      1          92,824   0.05
9.26-       9.50      4         240,301   0.13
9.51-       9.75      3         149,073   0.08
9.76-      10.00      2         142,736   0.08
WTD AVERAGE:       5.72 for 0:   189,480,276  99.87


INDEX RPEORT             LOANS     CURRENT BAL  %POOL

1 YEAR LIBOR                  29       2,555,863   1.35
1 YEAR TREASURY               43       4,632,788   2.44
2/28  6 MONTH LIBOR          632      48,896,642  25.77
3/27  6 MONTH LIBOR           80       7,430,654   3.92
3/3   1 MONTH LIBOR           13       1,031,855   0.54
4/26  6 MONTH LIBOR           71       5,441,860   2.87
6 MONTH LIBOR              1,540     119,742,360  63.11


                                                               THE MONEY STORE 1997-A  - ADJUSTABLE RATE LOANS
                                                               SuperCrack Portfolio Summary
   -P O O L T O T A L S-     AVERAGE      - - GROSS COUPON - -       -RMNG TRM- ) WTDAV (3) - - M A R G I N - -
 # LOANS  CURRENT BALANCE   CURRBAL     WTDAVG  MIN    MAX     STATD  ORIG      L T V     WTDAV  MIN    MAX
   2,408  $ 189,732,023     $ 78,792     9.841   7.125  14.840  358.2  359.8    5.712  0.000  10.000     15.918
   LIFECAP                  LOANS     CURRENT BAL  %POOL     NEXT RATE ADJUSTMENT DA  LOANS     CURRENT BAL  %POOL
         11.51-      12.00      1         263,901   0.14     0001                        34       3,015,796   1.59
         13.01-      13.50      3         315,305   0.17     0002                        12         985,301   0.52
         13.51-      14.00     21       3,543,294   1.87     0102                         1          53,600   0.03
         14.01-      14.50    176      15,798,929   8.33     0103                        70       5,388,260   2.84
         14.51-      15.00    390      31,951,008  16.84     9704                        18       1,520,665   0.80
         15.01-      15.50    390      31,080,491  16.38     9705                        27       3,175,688   1.67
         15.51-      16.00    406      33,215,941  17.51     9706                       139      10,983,391   5.79
         16.01-      16.50    339      23,886,793  12.59     9707                       479      39,496,853  20.82
         16.51-      17.00    254      19,128,955  10.08     9708                       420      32,473,423  17.12
         17.01-      17.50    168      12,627,003   6.66     9709                       477      33,737,162  17.78
         17.51-      18.00    124       8,319,417   4.38     9710                         8       1,057,182   0.56
         18.01-      18.50     75       6,007,015   3.17     9711                        10         880,959   0.46
         18.51-      19.00     30       1,892,850   1.00     9712                        12       1,159,785   0.61
         19.01-      19.50     14         812,699   0.43     9801                        21       2,138,091   1.13
         19.51-      20.00     14         756,329   0.40     9802                         8         875,768   0.46
         20.51-      21.00      3         132,094   0.07     9803                         6         463,900   0.24
   WTD AVERAGE:      15.92                                   9810                         5         545,372   0.29
                                                             9811                        21       1,601,337   0.84
                                                             9812                        74       6,089,560   3.21
   LIFEFLOOR REPORT         LOANS     CURRENT BAL  %POOL     9901                       209      17,146,693   9.04
                                                             9902                       208      16,056,716   8.46
          3.51-       4.00      1          91,397   0.05     9903                       115       7,456,964   3.93
          4.01-       4.50      2         288,825   0.15     9910                         1          63,228   0.03
          4.51-       5.00     11       1,083,933   0.57     9911                        12       1,044,161   0.55
          5.01-       5.50     21       2,560,304   1.35     9912                        21       2,322,168   1.22
          5.51-       6.00     20       2,037,910   1.07
          6.01-       6.50     14       1,180,365   0.62
          6.51-       7.00      6         415,644   0.22
          7.01-       7.50     10         771,013   0.41
          7.51-       8.00     23       3,795,174   2.00
          8.01-       8.50    179      15,727,234   8.29
          8.51-       9.00    396      32,163,468  16.95
          9.01-       9.50    394      31,433,724  16.57
          9.51-      10.00    411      33,757,820  17.79
         10.01-      10.50    345      24,339,554  12.83
         10.51-      11.00    241      17,846,341   9.41
         11.01-      11.50    138       9,481,772   5.00
         11.51-      12.00    108       7,649,939   4.03
         12.01-      12.50     42       2,656,402   1.40
         12.51-      13.00     27       1,483,832   0.78
         13.01-      13.50      9         525,906   0.28
         13.51-      14.00      8         364,601   0.19
         14.51-      15.00      2          76,866   0.04
   WTD AVERAGE:       9.64

   Active Filter:  NONE                              Requested by:     V0.32


LIFECAP  LIFEFLOOR
WTDAVG MINMAX %0 WTDAVG MIN  MAX %0
11.750 20.840  100    9.640   4.000  14.840  100